EXHIBIT 23.2

UHY, LLP 12900 Hall Rd, Ste 500 Sterling Heights, MI 48313 Phone (586) 254-1040


Securities and Exchange Commission 450 5th Street, N.W.
Washington, D.C. 20549

Re: Gulfstar Energy Corporation
      Commission File # 333-151398

Gentlemen:

     We have read and agree with the comments, regarding our firm, in Item 4.01 of the Form 8-K of Gulfstar Energy Corporation dated June 30, 2010.




                                      /s/ UHY LLP
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                                        Sterling Heights, MI